                               FRIENDS IVORY FUNDS


                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Todd B. Cipperman and James R. Foggo, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ George Walker                               Date:  October 20, 2000
--------------------------------
George Walker, President

                               FRIENDS IVORY FUNDS


                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints George Walker, Todd B. Cipperman, and James R. Foggo, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ J. Robert Bloom                              Date:  October 19, 2000
--------------------------------
J. Robert Bloom, Trustee

                               FRIENDS IVORY FUNDS


                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints George Walker, Todd B. Cipperman, and James R. Foggo, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Stephen Viederman                         Date:  October 21, 2000
--------------------------------
Stephen Viederman, Trustee

                               FRIENDS IVORY FUNDS


                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints George Walker, Todd B. Cipperman, and James R. Foggo, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Mark Boles                                Date:   October 23, 2000
--------------------------------
Mark Boles, Trustee

                               FRIENDS IVORY FUNDS


                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints George Walker, Todd B. Cipperman, and James R. Foggo, each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Vidette Bullock Mixon                       Date:  October 23, 2000
--------------------------------
Vidette Bullock Mixon, Trustee

                               FRIENDS IVORY FUNDS


                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints George Walker, Todd B. Cipperman, and James R. Foggo, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ James F. Volk                                 Date:   October 23, 2000
--------------------------------
James F. Volk, Treasurer